EXHIBIT 10(b)

                                RENEWAL OF LEASE

     Effective October 1, 1999, the Indenture of Lease (the "Lease") dated October 1, 1984 between Robert Howard ("Lessor") and Howtek, Inc. ("Lessee"), of the premises located at 21 Park Avenue, Hudson, NH, is renewed for a term of one
(1) year at the base rent of $78,499.92, payable in twelve (12) monthly installments of $6,541.66. All other terms and conditions of the Lease remain in effect.

LESSOR                                             LESSEE
                                                   HOWTEK, INC.

  /s/  Robert Howard                               BY:  /s/  W. Scott Parr
-----------------------------------                     --------------------
ROBERT HOWARD                                           PRESIDENT



                                       59